UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2016

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File Number)	20-2697511 (I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2016, CF Industries Holdings, Inc. (the “Company”), the Company’s wholly-owned subsidiaries CF Industries, Inc. (“CFI”), CF Industries Enterprises, Inc. (“CFE”), and CF Industries Sales, LLC (“CFS”) (a) entered into an Indenture (the “2021 Notes Indenture”) with Wells Fargo Bank, National Association, as trustee (the “2021 Notes Trustee”) and as collateral agent (the “2021 Notes Collateral Agent”), providing for the issuance by CFI of 3.400% Senior Secured Notes due 2021 (the “2021 Notes”) and (b) entered into an Indenture (the “2026 Notes Indenture,” and together with the 2021 Notes Indenture, the “Indentures”) with Wells Fargo Bank, National Association, as trustee (the “2026 Notes Trustee”) and as collateral agent (the “2026 Notes Collateral Agent”), providing for the issuance by CFI of 4.500% Senior Secured Notes due 2026 (the “2026 Notes,” and together with the 2021 Notes, the “Notes”). In this current report, the 2021 Notes and the 2026 Notes are each referred to as a series of Notes; the 2021 Notes Trustee and the 2026 Notes Trustee are each referred to as a Trustee; and the 2021 Notes Collateral Agent and the 2026 Notes Collateral Agent are each referred to as a Collateral Agent. On November 21, 2016, CFI issued $500 million aggregate principal amount of 2021 Notes and $750 million aggregate principal amount of 2026 Notes. The estimated net proceeds, after deducting discounts and estimated offering expenses, from the issuance and sale of the Notes were approximately $1.23 billion. CFI used approximately $1.18 billion of the net proceeds for the prepayment (including payment of a make-whole amount of approximately $170 million and accrued interest) in full of the outstanding $1.0 billion aggregate principal amount of its 4.49% Guaranteed Senior Notes, Series A, due October 15, 2022 (the “2022 Notes”), 4.93% Guaranteed Senior Notes, Series B, due October 15, 2025 (the “2025 Notes”) and 5.03% Guaranteed Senior Notes, Series C, due October 15, 2027 (the “2027 Notes,” and collectively with the 2022 Notes and the 2025 Notes, the “Private Senior Notes”). The Company intends that the remainder of the net proceeds be used for general corporate purposes.

The Notes were sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Under the terms of the applicable Indenture, the Notes of each series are fully and unconditionally guaranteed on a senior secured basis, jointly and severally, by the Company and each current and future domestic subsidiary of the Company (other than CFI) that from time to time is a borrower, or guarantees indebtedness, under CFI’s Third Amended and Restated Revolving Credit Agreement, as amended, restated, supplemented, extended, exchanged, restructured, modified, renewed, refunded, replaced or refinanced from time to time (the “Credit Agreement”). The requirement for any subsidiary of the Company to guarantee the Notes of a series will apply only until, and the subsidiary guarantees of the Notes of a series will be automatically released upon, the latest to occur of (a) the Company having an investment grade corporate rating, with a stable or better outlook, from two of three selected ratings agencies and there being no default or event of default under the applicable Indenture, (b) the retirement, discharge or legal or covenant defeasance of, or satisfaction and discharge of the supplemental indenture governing, CFI’s 6.875% Senior Notes due 2018 (the “2018 Notes”) or the subsidiaries of the Company other than CFI otherwise becoming no longer subject to such a requirement to guarantee the 2018 Notes and (c) the retirement, discharge or legal or covenant defeasance of, or satisfaction and discharge of the supplemental indenture governing, CFI’s 7.125% Senior Notes due 2020 (the “2020 Notes”) or the subsidiaries of the Company other than CFI otherwise becoming no longer subject to such a requirement to guarantee the 2020 Notes. In accordance with the applicable Indenture, CFE and CFS, in addition to the Company, guaranteed the Notes of each series upon the initial issuance of the Notes.

Subject to certain exceptions, the obligations under each series of Notes and each guarantor’s related guarantee are secured by a first priority security interest in substantially all of the assets of CFI, the Company and the subsidiary guarantors, including a pledge by CFS of its equity interests in CF Industries Nitrogen, LLC and mortgages over certain material fee-owned domestic real properties (the “Collateral”). The obligations under the Credit Agreement, together with certain letter of credit, hedging and similar obligations and future pari passu secured indebtedness, will be secured by the Collateral on a pari passu basis with the Notes. The liens on the Collateral securing the obligations under the Notes of a series and the related guarantees will be automatically released and the covenant under the applicable Indenture limiting dispositions of Collateral will no longer apply if on any date after the initial issuance of the Notes the Company has an investment grade corporate rating, with a stable or better outlook, from two of three selected ratings agencies and there is no default or event of default under the applicable Indenture.

The 2021 Notes bear interest at a rate of 3.400% per annum, payable semiannually on December 1 and June 1 beginning on June 1, 2017, mature on December 1, 2021 and are redeemable at CFI’s option, in whole at any time or in part from time to time, at a make-whole redemption price specified in the 2021 Notes Indenture.

The 2026 Notes bear interest at a rate of 4.500% per annum, payable semiannually on December 1 and June 1 beginning on June 1, 2017, mature on December 1, 2026 and are redeemable at CFI’s option, in whole at any time or in part from time to time, at a make-whole redemption price specified in the 2026 Notes Indenture.

Under each Indenture, specified changes of control involving the Company or CFI, when accompanied by a ratings downgrade, as defined with respect to the applicable series of Notes, constitute change of control repurchase events. Upon the occurrence of a change of control repurchase event with respect to the 2021 Notes or the 2026 Notes, as applicable, unless CFI has exercised its option to redeem such Notes, CFI will be required to offer to repurchase them at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

The Indentures contain covenants that limit, among other things, the ability of the Company and its subsidiaries, including CFI, to incur liens on certain assets to secure debt, to engage in sale and leaseback transactions, to sell or transfer Collateral, to merge or consolidate with other entities and to sell, lease or transfer all or substantially all of the assets of the Company and its subsidiaries to another entity. Each of the Indentures provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest on the applicable Notes; failure to comply with other covenants or agreements under the Indenture; certain defaults on other indebtedness; the failure of the Company’s or certain subsidiaries’ guarantees of the applicable Notes to be enforceable; lack of validity or perfection of any lien securing the obligations under the Notes and the guarantees with respect to Collateral having an aggregate fair market value equal to or greater than a specified amount; and specified events of bankruptcy or insolvency. Under each Indenture, in the case of an event of default arising from one of the specified events of bankruptcy or insolvency, the applicable Notes would become due and payable immediately, and, in the case of any other event of default (other than an event of default related to CFI’s and the Company’s reporting obligations), the Trustee or the holders of at least 25% in aggregate principal amount of the applicable Notes then outstanding may declare all of such Notes to be due and payable immediately.

On November 21, 2016, the Company, CFI, CFE and CFS entered into a Pledge and Security Agreement, dated as of November 21, 2016, with the 2021 Notes Collateral Agent (the “2021 Notes Security Agreement”) and a Pledge and Security Agreement, dated as of November 21, 2016, with the 2026 Notes Collateral Agent (the “2026 Notes Security Agreement” and together with the 2021 Notes Security Agreement, the “Note Security Agreements”). Each of the Note Security Agreements provides for (i) a grant of a security interest over the Collateral (other than mortgaged real properties) in favor of the applicable Collateral Agent on behalf of the applicable Trustee and holders of the applicable series of Notes, (ii) certain perfection requirements and (iii) customary representations and warranties, covenants and remedial provisions with respect to such Collateral.

On November 21, 2016, the Company, CFI, CFE and CFS entered into a Pledge and Security Agreement, dated as of November 21, 2016 (the “Credit Agreement Security Agreement”), with Morgan Stanley Senior Funding, Inc., as administrative agent under the Credit Agreement (the “Administrative Agent”), providing for (i) a grant of a security interest over the Collateral (other than mortgaged real properties) in favor of the Administrative Agent on behalf of the lenders under the Credit Agreement and specified other secured parties, including holders of certain letter of credit, hedging and similar obligations, (ii) certain perfection requirements and (iii) customary representations and warranties, covenants and remedial provisions with respect to such Collateral.

On November 21, 2016, the 2021 Notes Collateral Agent, the 2026 Notes Collateral Agent and the Administrative Agent entered into a First Lien/First Lien Intercreditor Agreement, dated as of November 21, 2016 (the “Intercreditor Agreement”). The Intercreditor Agreement, to which any future representative of the holders of future indebtedness secured on a pari passu basis with the Notes would become a party, governs the relative rights and remedies of the parties thereto with respect to their respective security interests in, and the application of proceeds of, the Collateral and certain other matters relating to the administration of the Collateral and the proceeds thereof. Generally, the administrative agent under the Credit Agreement will control all decisions with respect to collateral enforcement matters until the earlier of the obligations under the Credit Agreement no longer being secured by the Collateral (as specified in the Intercreditor Agreement) and the expiration of a standstill period.

The above descriptions of the Indentures, the Notes, the Note Security Agreements, the Credit Agreement Security Agreement and the Intercreditor Agreement are summaries and are qualified in their entirety by the terms of the Indentures, the Notes, the Note Security Agreements, the Credit Agreement Security Agreement and the Intercreditor Agreement. Copies of the 2021 Notes Indenture (including the form of the 2021 Notes), the 2026 Notes Indenture (including the form of the 2026 Notes), the 2021 Notes Security Agreement, the 2026 Notes Security Agreement, the Credit Agreement Security Agreement and the Intercreditor Agreement are attached as exhibits 4.1, 4.2, 4.3, 4.4, 10.1 and 4.5, respectively, hereto and incorporated by reference herein.

Wells Fargo Bank, National Association is a lender under the Credit Agreement and is the trustee with respect to the 2018 Notes, the 2020 Notes and CFI’s outstanding 3.450% Senior Notes due 2023, 5.150% Senior Notes due 2034, 4.950% Senior Notes due 2043 and 5.375% Senior Notes due 2044 (such outstanding senior notes, together with the 2018 Notes and the 2020 Notes, the “Unsecured Senior Notes”). Morgan Stanley Senior Funding, Inc. acts as administrative agent, as an issuing bank and as a lender under the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Indentures and the Notes is incorporated by reference under this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 8.01 Other Events

On November 21, 2016, the Company prepaid the Private Senior Notes. The prepayment included the payment of a make-whole amount of approximately $170 million. Also on November 21, 2016, the proposed modifications to the Credit Agreement pursuant to Amendment No. 3 to the Credit Agreement, dated as of October 31, 2016 (the “Amendment”), became effective. The Amendment and the proposed modifications were previously disclosed in, and the Amendment was filed as Exhibit 10.1 to, a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 3, 2016.

On November 21, 2016, in connection with the effectiveness of the Amendment, CFE and CFS became guarantors of the obligations under the Credit Agreement, and CFE and CFS became subsidiary guarantors of the Unsecured Senior Notes.

On November 21, 2016, the Company issued a press release relating to the completion of the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1

Indenture, dated as of November 21, 2016, among CF Industries Holdings, Inc., CF Industries, Inc., CF Industries Enterprises, Inc., CF Industries Sales, LLC and Wells Fargo Bank, National Association, as trustee and collateral agent, relating to CF Industries, Inc.’s 3.400% Senior Secured Notes due 2021 (includes form of note)

4.2

Indenture, dated as of November 21, 2016, among CF Industries Holdings, Inc., CF Industries, Inc., CF Industries Enterprises, Inc., CF Industries Sales, LLC and Wells Fargo Bank, National Association, as trustee and collateral agent, relating to CF Industries, Inc.’s 4.500% Senior Secured Notes due 2026 (includes form of note)

4.3

Pledge and Security Agreement, dated as of November 21, 2016, among CF Industries Holdings, Inc., CF Industries, Inc., CF Industries Enterprises, Inc., CF Industries Sales, LLC and Wells Fargo Bank, National Association, as collateral agent under the indenture relating to CF Industries, Inc.’s 3.400% Senior Secured Notes due 2021

4.4

Pledge and Security Agreement, dated as of November 21, 2016, among CF Industries Holdings, Inc., CF Industries, Inc., CF Industries Enterprises, Inc., CF Industries Sales, LLC and Wells Fargo Bank, National Association, as collateral agent under the indenture relating to CF Industries, Inc.’s 4.500% Senior Secured Notes due 2026

4.5

First Lien/First Lien Intercreditor Agreement, dated as of November 21, 2016, among Morgan Stanley Senior Funding, Inc., as authorized representative of the Credit Agreement Secured Parties, Wells Fargo Bank, National Association, as collateral agent in connection with CF Industries, Inc.’s 3.400% Senior Secured Notes due 2021 and 4.500% Senior Secured Notes due 2026 and each additional Authorized Representative from time to time party thereto for the Other First-Priority Secured Parties of the Series with respect to which it is acting in such capacity

10.1

Pledge and Security Agreement, dated as of November 21, 2016, among CF Industries Holdings, Inc., CF Industries, Inc., CF Industries Enterprises, Inc., CF Industries Sales, LLC and Morgan Stanley Senior Funding, Inc., as administrative agent

99.1	Press Release dated November 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2016	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of November 21, 2016, among CF Industries Holdings, Inc., CF Industries, Inc., CF Industries Enterprises, Inc., CF Industries Sales, LLC and Wells Fargo Bank, National Association, as trustee and collateral agent, relating to CF Industries, Inc.’s 3.400% Senior Secured Notes due 2021 (includes form of note)

4.2

Indenture, dated as of November 21, 2016, among CF Industries Holdings, Inc., CF Industries, Inc., CF Industries Enterprises, Inc., CF Industries Sales, LLC and Wells Fargo Bank, National Association, as trustee and collateral agent, relating to CF Industries, Inc.’s 4.500% Senior Secured Notes due 2026 (includes form of note)

4.3

Pledge and Security Agreement, dated as of November 21, 2016, among CF Industries Holdings, Inc., CF Industries, Inc., CF Industries Enterprises, Inc., CF Industries Sales, LLC and Wells Fargo Bank, National Association, as collateral agent under the indenture relating to CF Industries, Inc.’s 3.400% Senior Secured Notes due 2021

4.4

Pledge and Security Agreement, dated as of November 21, 2016, among CF Industries Holdings, Inc., CF Industries, Inc., CF Industries Enterprises, Inc., CF Industries Sales, LLC and Wells Fargo Bank, National Association, as collateral agent under the indenture relating to CF Industries, Inc.’s 4.500% Senior Secured Notes due 2026

4.5

First Lien/First Lien Intercreditor Agreement, dated as of November 21, 2016, among Morgan Stanley Senior Funding, Inc., as authorized representative of the Credit Agreement Secured Parties, Wells Fargo Bank, National Association, as collateral agent in connection with CF Industries, Inc.’s 3.400% Senior Secured Notes due 2021 and 4.500% Senior Secured Notes due 2026 and each additional Authorized Representative from time to time party thereto for the Other First-Priority Secured Parties of the Series with respect to which it is acting in such capacity

10.1

Pledge and Security Agreement, dated as of November 21, 2016, among CF Industries Holdings, Inc., CF Industries, Inc., CF Industries Enterprises, Inc., CF Industries Sales, LLC and Morgan Stanley Senior Funding, Inc., as administrative agent

99.1	Press Release dated November 21, 2016